                                                                  EXHIBIT 10.40

                        401(k) Profit Sharing Plan
                               Standardized
                            Adoption Agreement

PRUDENTIAL SECURITIES INCORPORATED RETIREMENT PLUS 3 401(K) PLAN
(WITH FULL PARTICIPANT DIRECTION)

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Employer Business Name:

    MYLEX CORPORATION
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The Employer named above hereby

    /X/ adopts a Section 401(k) plan in the form of the Prudential Securities Incorporated Retirement Plus 3 401(k) Plan.

    / / amends and continues its existing Section 401(k) plan referred to in Item 2 below to provide as set forth in the Prudential Securities Incorporated Retirement Plus 3 401(k) Plan.

The name of the plan is

    MYLEX CORPORATION                    401(k) Plan
-----------------------------------------
  Employer Business Name

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1.   EMPLOYER DATA

            A. 34551 Ardenwood Blvd.
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               Employer's Address: Number and Street

               Fremont    CA          94555
               ----------------------------------------
               City       State       Zip

            B. (510) 796-6100
               ----------------------------------------
               Employer's Telephone Number

            C. Jan. 1
               -----------------------------------------
               Employer's Taxable Year Begins

            D.            592291597
               ------------------------------------------
               Employer's Taxpayer Identification Number

            E. The Employer is:       /X/  a corporation
                                      / /  a partnership or unincorporated
                                             sole proprietorship
                                      / /  an S corporation
            F. MANUFACTURE
               ------------------------------------------
                     Type of Business

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2.   PLAN DATA

     A. Effective Date: The first day of the Plan Year beginning Jan. 1 (insert date).

     B. If this is an amendment of an existing plan, complete the following:

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        Name of Prior Plan

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        Original Effective Date of Prior Plan

     C.    Dec. 31
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        The Plan Year Ends

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3.   PARTICIPATION REQUIREMENTS

     A. ELIGIBILITY. All Employees of all Employers and Affiliates are eligible to participate in the Plan, except that certain union employees and non-resident aliens (as further defined in the Prototype Plan) are automatically excluded.

        / / Employees subject to collective bargaining (union) are included

        / / Non-resident alien employees with no U.S. source income are included.

     B. AGE AND SERVICE REQUIREMENTS.

        1.  AGE (choose one):

            / /   No minimum age requirement

            /X/ The Employee must be at least age 21 (not greater than 21)

        2.  YEARS OF SERVICE (choose one):

             / /  No service requirement

             /X/  The Employee must complete one Year of Service.

        3.  WAIVER (choose one):

            For individuals employed on Sept. 20, 1994 (insert date):

            / /  The age and service requirements are not waived

            / /  The age requirement is waived

            /X/  The service requirement is waived

            / /  The age and service requirements are both waived

     C. ENTRY DATE (choose one):

        / /   Monthly as of the first day of the calendar month.

        /X/   Quarterly as of the first day of the calendar quarter.

        / / Semi-annually as of the first day of the first month and first day of the seventh month of the Plan Year.

     D. PREDECESSOR SERVICE. For purposes of eligibility (choose one):

        /X/ Service with unaffiliated employers or predecessors will not be counted

        / / Service with the following unaffiliated employer(s) or predecessors will be considered:

              ----------------------------------------------------------

              ----------------------------------------------------------

        (NOTE: Item 3.D. does not override any predecessor service required to be credited under section 414(a) of the Code.)

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4.   CONTRIBUTIONS AND FORFEITURES

     A. SECTION 401(K) CONTRIBUTIONS:

        1. SALARY REDUCTION CONTRIBUTIONS. Participant elections to reduce Compensation shall be made in increments of one percent and shall not be less than 1% nor greater than 15% (not greater than 20).

            The reduction amount is to be allocated to the Participant's Account under the Plan as a Section 401(k) Contribution.

        2.  401(K) BONUS CONTRIBUTIONS

            If the Employer declares a 401(k) Bonus Contribution for a Plan Year, the contribution will be allocated as a Section 401(k) Contribution to the Accounts of (choose one):

            / /   All eligible Participants

            /X/ Only eligible Participants who are Non-Highly Compensated Employees

     B. MATCHING CONTRIBUTIONS:

        1.  AMOUNT OF MATCHING CONTRIBUTIONS (choose one):

            / /   No Matching Contributions shall be made.

            /X/ The Employer shall make Matching Contributions for each Participant equal to 25% of the first 2% of the Participant's Compensation which is contributed as a Salary Reduction Contribution, but no Matching Contribution shall be made on Salary Reduction Contributions in excess of $375 per year (specify time period).

            / / The Employer shall make Matching Contributions equal to the sum of (1) ____ % of the portion of the Participant's Salary Reduction Contribution which does not exceed _____ % of the Participant's Compensation plus (2) _____ % of the portion of the Participant's Salary Reduction Contribution which exceeds _____ % of the Participant's Compensation, but does not exceed _____ % of the Participant's Compensation.
                  (NOTE: The percentage entered in (2) must not be greater than the percentage in (1).)

        2. FORFEITURES ATTRIBUTABLE TO MATCHING CONTRIBUTIONS (choose one):

           / / will be reallocated at the end of the Plan Year in which the forfeiture occurs to each eligible Participant's Account, in the ratio that the Participant's total Compensation bears to all eligible Participants' total Compensation.

           /X/ will be used to reduce the Employer's Matching Contribution in the Plan Year in which they occur in the manner described in
                 Section 3.8 of the Prototype Plan.

     C. PROFIT-SHARING CONTRIBUTIONS:

        / /  No Profit-Sharing Contributions shall be made.

        /X/ The Employer may make discretionary Profit-Sharing Contributions under the Plan.

        1.   WHO SHARES IN PROFIT-SHARING CONTRIBUTIONS:

             GENERAL RULE: Except as provided below, any Participant who has Compensation in the Plan Year will be entitled to share in Profit-Sharing Contributions for the Plan Year (choose one):

            / /  No exceptions to the general rule apply.

            /X/ A Participant who is not employed by an Employer or an Affiliate on the last day of the Plan Year and who did not complete more than 500 Hours of Service for the Plan Year will not share in Profit-Sharing Contributions for that year.

        2.  ALLOCATION OF PROFIT-SHARING CONTRIBUTIONS (choose one):

            /X/ Profit-Sharing Contributions will not be integrated with Social Security contributions.

            / / Profit-Sharing Contributions will be integrated with Social Security contributions.

                 The Plan's Integration Level will be (choose one):

            / /   The Taxable Wage Base.

            / / $_____ (no more than the Taxable Wage Base currently in effect).

            / /   _____ % (not to exceed 100%) of the Taxable Wage Base.

        3.  COMPENSATION

            /X/  will      / /  will not

            include amounts contributed under any salary reduction or similar arrangement and which is not included in the Employee's gross income under Code section 125, 402(a)(8), 402(h) or 403(b).

     D. VOLUNTARY CONTRIBUTIONS (choose one):

        / /  Voluntary Contributions will be permitted.

        /X/  Voluntary Contributions will not be permitted.

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5.   VESTING OF CONTRIBUTIONS

     A. NORMAL RETIREMENT AGE IS:  age 59 1/2 (not over 65)

     B. VESTING SCHEDULE

        1. Profit-Sharing Contributions vest in accordance with the following schedule (Note: If the Plan is a Top-Heavy Plan, the vesting schedule chosen below must be at least as favorable as one of the schedules listed in Item 8.C.) (choose one):

            / /   Full and immediate vesting

            / /   100% after _____ (not greater than 5) Years of Service

            /X/ 20% after 1 (not greater than 3) Years of Service and an additional 20% for each year thereafter

        2. Matching Contributions vest in accordance with the following Schedule (choose one):

            / /   Full and immediate vesting

            /X/   Same vesting schedule as Profit-Sharing Contributions

        3.  Service excluded for vesting (OPTIONAL):

            /X/ Service during any period for which neither the Employer nor any Affiliate maintained the Plan or a predecessor plan

            / /   Service before age _____ (up to 18)

        4.  For vesting purposes (choose one):

            /X/ Service with unaffiliated employers or predecessors will not be considered

            / / Service with the following unaffiliated employer(s) or predecessors will be considered:

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            (NOTE: Item B.4. does not override any predecessor service required to be credited under section 414(a) of the Code.)


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6.   WITHDRAWALS, LOANS AND DISTRIBUTIONS

     A. WITHDRAWALS AFTER AGE 59 1/2 OR DISABILITY (choose one):

            /X/ Withdrawals of the vested portion of the Participant's Account attributable to the following amounts will be permitted to the extent allowable under the law after a Participant attains age 59-1/2 or upon a Participant's Disability (check applicable boxes, if any):

                  /X/   Profit-Sharing Contributions

                  /X/   Matching Contributions

                  /X/   Salary Reduction Contributions

                  /X/   401(k) Bonus Contributions

                  /X/   Trustee Transfers

            / /   Are not permitted

     B. HARDSHIP WITHDRAWALS

        Hardship withdrawals of the vested portion of a Participant's Account (choose one):

        /X/ Are permitted to the full extent allowable under the law

        / / Are permitted, but only the Participant's Salary
            Reduction Contributions may be withdraw

        / / Are not permitted

     C. LOANS

        / / Loans will not be permitted

        /X/ Loans will be permitted

     D. FORM OF DISTRIBUTIONS (choose one):

        Subject to Article VII of the Plan, distributions are payable in (choose one):

        /X/ Single-sum distributions only

        / / Installments only

        / / Any combination of the foregoing

     E. COMMENCEMENT OF DISTRIBUTIONS (choose one)

        /X/ Distributions to a Participant shall commence as soon as practicable following the Participant's retirement or other termination of Employment.

        / / Distributions to a Participant shall commence as soon as practicable following the later of (1) the Participant's termination of Employment and (2) the Participant's attainment of age _____ (not greater than Normal Retirement
            Age).

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7.   INVESTMENTS

     A. PARTICIPANT-DIRECTED ACCOUNTS

        /X/ Each Participant may direct the investment of all amounts in his Account in accordance with the terms of the Plan.

     B. LIMITED DIRECTION OR EMPLOYER DIRECTION OF ACCOUNTS

        1. All contributions under the Plan are to be invested in shares of investment companies available through Prudential Securities Incorporated selected by the Employer as investment options under the Plan.

            In addition, contributions under the Plan may be (check appropriate boxes, if any):

            (a)  / /  Invested in securities of the Employer or any affiliate of the Employer, subject to Section 10.4 of the Plan and provided the securities are traded on a recognized exchange or in the "national market system" maintained by the National Association of Securities Dealers, Inc.

            (b)  / /  Invested in any investment available for acquisition in accordance with the Plan, provided that this option shall not be effective unless all investment decisions pursuant to this option are made by an Investment Manager approved by Prudential. (If this option is checked, "By the Employer" must be selected in Item 7.B.2. below for each subaccount to be invested in accordance with this option.)

        2. Investment of accounts will be directed among the selected investment companies and/or the options specified in B.1.(a) and
            (b) above, if any (check appropriate boxes):

                                             By the          By the
                                             Participant     Employer
                                             -----------     --------

            Section 401(k) Contribution          /X/             / /

            Matching Contribution                /X/             / /

            Profit-Sharing Contribution          /X/             / /

            Voluntary, Transfer and
            and Rollover Contributions           /X/             / /

        To the extent a Participant fails to exercise investment control over his Account when such control is given to him above, the assets in the Participant's Account will be invested in the "default investment vehicle" selected by the Employer.

        3. / / If this box is checked, investment selections and investment directions otherwise to be made or given by the Employer will be made or given by the fiduciary named here:

                 ---------------------------------------------------------

                 ---------------------------------------------------------

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8.   TOP-HEAVY PROVISIONS

     A. / / Check this box if this Plan is to automatically satisfy the top-heavy requirements each Plan Year. Each Plan Year the Employer will make a Profit-Sharing Contribution at least equal to _____% of the Compensation of each eligible Participant. (If this Box is checked, the vesting schedule selected in Item 5.B. must be at least as favorable as one of the vesting schedules provided for under Item 8.C. below.)

     B. /X/ Check this box and complete the remainder of this item if this Plan is to satisfy the top-heavy requirements only in Plan Years in which the Plan is a Top-Heavy Plan. If the Employer or any of its Affiliates maintain any other plan, indicate which plan will provide the required minimum allocation:

            --------------------------------------------------------------

            --------------------------------------------------------------

     C. TOP-HEAVY VESTING SCHEDULE:

        / / 100% after _____ (not in excess of 3) Years of Service

        /X/ 20% after 2 Years of Service and 20% for each year thereafter

        (If the vesting schedule selected in Item 5.B. is more favorable than the schedule selected above, that schedule will continue to apply even in Plan Years in which the Plan is a Top-Heavy Plan.)

     D. TOP-HEAVY AMENDMENTS. Notwithstanding any other provision of the Plan to the contrary, the following provisions shall apply (specify any special top-heavy adjustments, e.g., minimum allocation and valuation date provisions and interest rate and mortality assumptions for defined benefit plan computations):

        ------------------------------------------------------------------

        ------------------------------------------------------------------

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9.   MAXIMUM ALLOCATIONS

     A. OTHER DEFINED CONTRIBUTION PLANS. If a Participant is covered under another Defined Contribution Plan (other than a Master or Prototype
        Plan), or a Welfare Benefits Fund or Individual Medical Account (choose one):

        /X/ The provisions of Section 4.1 of the Prototype Plan will apply so that Annual Additions under this Plan will be reduced first.

        / / The following method will be used to limit total Annual Additions to the Maximum Permissible Amount, in a manner that precludes Employer discretion:

            --------------------------------------------------------------

            --------------------------------------------------------------

            --------------------------------------------------------------

     B. DEFINED BENEFIT PLANS. If a Participant is or has ever been a participant in a Defined Benefit Plan the following method (which must preclude Employer discretion) will be used to ensure that the sum of the Defined Benefit Fraction and the Defined Contribution Fraction does not exceed 1.0:

        ------------------------------------------------------------------

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     C. LIMITATION YEAR (if other than the Plan Year):

        ------------------------------------------------------------------

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10.  PLAN ADMINISTRATOR

     The Plan Administrator will be the Employer, unless another person identified below has been appointed.

     ---------------------------------------------------------------------
       Name

     ---------------------------------------------------------------------
       Street Address

     ---------------------------------------------------------------------
       City                    State           Zip

     (   )
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       Telephone

     ---------------------------------------------------------------------
       Signature of Plan Administrator (if other than the Employer)


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11.  CUSTODIAN/TRUSTEESHIP (choose one):

     A. / / There will not be a Trustee and Prudential Securities Incorporated will be the Custodian.

     B. /X/ The Trustee will be [name of institution designated by Sponsor to serve as Trustee to be inserted by Sponsor at time of printing]:

               Prudential Bank & Trust
            --------------------------------------------------------------

     C. / / The Trustee will be the following individual(s):

            --------------------------------------------------------------

            --------------------------------------------------------------

            --------------------------------------------------------------

12.  REQUIRED ADOPTION AGREEMENT STATEMENTS

Prudential is required under Internal Revenue Service rules to print the following statements on this Adoption Agreement:

     1. The Sponsor of this prototype plan is Prudential Securities Incorporated, 127 John Street, New York, New York 10292
            (212) 214-1000.

     2. Prudential will send a notice to the address indicated on this Adoption Agreement in the event of any amendments to the Plan or in the unlikely event it decides to discontinue or abandon this form of prototype plan.

     3. Please note, failure to properly complete this adoption agreement may result in disqualification of the Employer's plan in the form of this prototype plan.

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13.  EMPLOYER SIGNATURE

This Adoption Agreement must be used only in conjunction with the Prudential Securities Incorporated Prototype 401(k) Plan (Basic Plan Document #02).

NOTE: An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in section 419(e) of the Internal Revenue Code, which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in section 419A(d)(3) of the Internal Revenue code, or an individual medical account, as defined in section 415(1)(2) of the Code) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that its plans are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

The Employer adopts or amends this Plan by signing below.

THE PLAN DOCUMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE FOUND ON P.___,
ARTICLE X SECTION 10.15 ARBITRATION.


  Mylex Corporation                         August 30, 1994
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Print Employer's Name                       Date

By: /s/ Al Montross                         President & CEO
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    Signature                               Title

ATTEST:

/s/ Colleen Meyers                          Chief Financial Officer
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    Signature                               Title

ACCEPTANCE:

Accepted by Prudential Securities Incorporated, this _____ day of
________________________, 19__.

By:
   --------------------------------------------------------------
    Signature                             Title

[if applicable]

Accepted by [name of institution designated by Sponsor to serve as Trustee to be inserted by Sponsor at time of printing] ___________________ this ______ day of __________________, 19__.

By:
   ---------------------------------------------------------------
    Signature                              Title

[if applicable]

The undersigned individual(s) accept(s) appointment as Trustee, this _____ day of ____________________, 19__.

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   Signature

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   Signature

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   Signature

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

                                            TARGET INVESTMENT ADVISORY AGREEMENT
                                                                  For Individual
                                                                      Retirement
                                                                    Accounts and
                                                              Qualified Employee
                                                                   Benefit Plans


                                                    Prudential Securities [LOGO]

                                                    Prudential Securities [LOGO]
--------------------------------------------------------------------------------
The TARGET Investment Advisory Agreement

     FOR INDIVIDUAL RETIREMENT ACCOUNTS AND QUALIFIED EMPLOYEE BENEFIT PLANS

--------------------------------------------------------------------------------

   The undersigned, on behalf of himself or herself if an individual, or on behalf of a qualified employee benefit plan if a fiduciary to such a plan (Client), hereby retains Prudential Securities Incorporated (PSI) to act as investment adviser with respect to assets invested by Client in The Target Program in accordance with the following terms and conditions (the Agreement).

   1. INVESTMENT ADVICE. Client has furnished PSI information regarding Client's circumstances and investment objectives (Client Profile) in an investment profile questionnaire (the Questionnaire). Client has received from PSI a recommendation as to an allocation of Client's assets among a combination of investment portfolios which is based upon Client's objectives (the Evaluation) and Client has read the Evaluation. Client agrees that the Client Profile as set forth in the Questionnaire and Evaluation is complete and accurate in all respects. The Evaluation contains investment advice based on the Client Profile and Questionnaire as to an appropriate allocation of Client's assets designated by Client for the Target Program among a series of mutual fund portfolios (the Portfolios) of The Target Portfolio Trust (the Trust), a diversified, management investment company registered with the Securities and Exchange Commission. The investment advice in the Evaluation will seek to balance Client's investment objectives against his or her means and risk tolerances as part of a long term investment strategy. Client understands that there can be no assurance that these objectives can be achieved.
   PSI will send to Client a quarterly account report (the Quarterly Account Monitor) which may contain a summary of the allocation of Client's assets among the Portfolios, a record of the performance of the Client's assets in the Portfolios and rates of return as compared to appropriate market indices and may recommend, where appropriate, a change in the allocation of assets among the Portfolios. PSI may change the Quarterly Account Monitor at any time without notice to Client. PSI will also send to Client a statement reflecting confirmation of all securities transactions in Client's account. Client understands that PSI and affiliated companies are compensated for providing services to the Trust in various capacities as set forth in the prospectus for the Trust, as it may be amended from time to time (Prospectus).
   Client agrees to inform PSI in writing of any material change in Client's circumstances which may affect the manner in which Client's assets should be invested and to provide PSI with such other information or documentation as it shall reasonably request. At Client's request, PSI will prepare a new Evaluation based on new information regarding Client's circumstances provided by Client. In connection with the advisory services being provided to Client, PSI is entitled to rely on the Client Profile as reflected in the most recent Questionnaire and Evaluation.
   Client understands that PSI has no discretion with respect to Client's Target Program account, will perform no discretionary acts with respect to such account, will effect only such transactions as it is instructed to by Client and will provide no advice as to the voting of proxies.
   Client understands that PSI and its affiliates perform, among other things, investment banking, research, brokerage and investment advisory services to other clients. Client recognizes that PSI may give advice and take action in the performance of its duties to such clients (including those who may also be participants in the Target Program) which may differ from advice given, or in the timing and nature of action taken, with respect to Client. By reason of its investment banking and other activities. PSI and its affiliates may from time to time acquire confidential information and information about corporations or other entities and their securities. Client acknowledges and agrees that PSI will not be free to divulge, or to act upon, such information with respect to its performance of this Agreement.
   2. OTHER SERVICES. PSI will maintain custody of Client's assets in the Target Program and will credit Client's account with all dividends paid on shares of the Portfolios.
   3. FEES. Client will compensate PSI on a quarterly basis for its services by payment of a Program fee in accordance with the following schedule:

       VALUE OF TARGET EQUITY ASSETS          VALUE OF TARGET INCOME ASSETS
       Annual Fee:  1.25%                     Annual Fee: 1.35%

   The annual Program fee is subject to negotiation for assets in the Target Program in excess of $100,000. Such fees may differ based on a number of factors, including but not limited to, the size of the account and other accounts with PSI. The minimum initial amount of assets required for the Target Program, and the level at which fees may be negotiated, are set forth in the Prospectus. For purposes of determining when the Program fee may be subject to negotiation and when the minimum initial investment requirement is met, fiduciary accounts having a common trustee (unaffiliated with PSI) may be aggregated provided that such accounts, in the aggregate, have at least $250,000 in assets in the Target Program.
   Client has selected one of the Program fee payment options set forth in this Agreement. If Client has elected to have the Program fee charged to his account, such fee will be payable in full six (6) business days after the trade date for the initial investment. For purposes of this Agreement, a "business day" shall mean any day that the New York Stock Exchange is open for business. If Client has elected to be billed, the Program fee will be payable in full within forty-five (45) calendar days after the trade date for the Initial Investment. The Initial Program fee is based on the value of assets in the Target Program on the trade date of the initial investment. The initial Program fee will cover the period from the initial investment trade date through the last calendar day of the calendar quarter, and will be pro-rated accordingly. Thereafter, the quarterly Program fee will cover the period from the first calendar day through the last calendar day of the current calendar quarter. The quarterly Program fee is based on the value of assets in the Target Program measured as of the last calendar day of the previous quarter and, at the election of the Client, may either be automatically charged to the Client's securities account and payable on the sixth business day of the current quarter or billed to the Client and payable on the forty-fifth calendar day of the current quarter.
   Each time that additional funds aggregating $10,000 or more are invested in the Portfolios during any one quarter, the applicable Program fee, pro-rated for the number of calendar days then remaining in the quarter and covering the amount of such additional funds, shall be charged and be payable either on the sixth business day (if charged to the securities account) or on the forty-fifth calendar day (if billed to the Client), after such funds aggregate $10,000. In the case of redemptions aggregating $10,000 or more during a quarter, the Program fee shall be reduced accordingly, pro-rated for the number of calendar days then remaining in the quarter. Client will receive a credit in the amount of the Program fee applicable to the Portfolio shares redeemed based on the proportion of the quarter remaining after the redemption is effected. For purposes of calculating additional fees or credits during a quarter, additional investments and redemptions are netted and accordingly may offset each other.
   The Program fee schedule specified herein may be modified or changed by PSI upon notice to Client. If this Agreement is terminated by Client, all Portfolio shares held in the Target Program account will be redeemed within five business days. If termination of this Agreement is accompanied by a redemption of all Portfolio shares (see Paragraph 7 below), a pro-rata refund of the Program fee from the date of redemption of all Portfolio shares through the end of the then current quarter will be made. If this Agreement is terminated by PSI, all Portfolio shares held in the Target Program account will be redeemed and a pro-rata refund of the Program fee from the date of termination of this Agreement through the end of the current quarter will be made. No Program fee adjustment will be made within any quarter for appreciation or depreciation in the value of the Target Program assets during that quarter.
   The Program fee covers only the services provided for in this Agreement. Client acknowledges receipt of a copy of the Prospectus and understands that the Trust will charge separate fees and expenses as set forth therein. All fees will be reflected in the Quarterly Account Monitor sent to Client. If Client pays by automatic debit to Client's Securities account and there are insufficient liquid assets (in the form of cash or shares of non-Target money market funds) in the account to pay the Program fee, PSI will automatically redeem, in accordance with its policy then in effect and as disclosed in the Prospectus, an appropriate number of shares in the Client's Target Portfolios. If client is billed for the Program Fee and does not pay such fee when due, then PSI will automatically debit


                                                    OSF     956671          GT
                                                    ---------------------------
                                                    Branch  Account Number  FA
the Client's securities account for such fee. If there are insufficient liquid assets in the account, to pay the fee, then PSI will automatically redeem an appropriate number of shares of the Client's Target Portfolios as described above.
   A portion of the Program fee is paid to Financial Advisors and other employees of PSI and its affiliates in connection with the provision of supplemental advisory and client-related services. Such payments may be made for the duration of this Agreement.
   4. VALUATION. In computing the market value of assets in the Target Program, shares in the Portfolios shall be valued at their respective net asset values as calculated on the valuation date in accordance with the Trust's Prospectus. Any such valuation shall not be deemed a guarantee of any kind whatsoever with respect to the value of the assets in the account.
   5. AUTHORITY. If Client is a trustee or other fiduciary for a "qualified employee benefit plan" as those terms are defined in the Employee Retirement Income Security Act of 1974 ("ERISA"), then it must make the representations below. If the Client is a participant in a qualified employee benefit plan, then the named fiduciary to the plan must sign this Agreement and make the representations below. Representations: (i) the Target Program is within the scope of the investments authorized pursuant to any applicable plan, trust and/or applicable law; (ii) the undersigned is duly authorized to negotiate the terms of this Agreement including fees and to enter into this Agreement and will advise PSI of any event which might affect this authority or the propriety of this Agreement; (iii) the Plan's governing instruments provide that an "investment manager" as defined in ERISA may be appointed; (iv) the person executing this Agreement is a "named fiduciary" as defined in ERISA, or designated as a "named fiduciary" pursuant to the procedure described in ERISA who has the power under the plan to appoint an investment manager; and (v) that its governing instruments expressly reserves to the "named fiduciary" the right to vote proxies.
   6. PROXIES AND OTHER LEGAL NOTICES. PSI shall not render any advice or take any action on behalf of Client with respect to securities or other investments held in the Target Program account, or the issuers thereof, which become the subject of any legal proceedings, including bankruptcies. Client hereby expressly retains the right and obligation to take action relating to the securities held in the account.
   PSI shall not take any action or render any advice with respect to the voting of proxies solicited by, or with respect to, the issuers of any securities held in the Target Program account, except to the extent otherwise required by law, and Client expressly retains the right and obligation to vote any proxies relating to the securities held in the account to the extent consistent with applicable law; provided, however, Client may delegate said rights and obligations to any property authorized agent. Notwithstanding the foregoing and consistent with applicable rules and regulations of the New York Stock Exchange relating to the giving of proxies by member organizations. PSI may vote proxies with respect to the issuers of securities held in the account. If it has transmitted proxy soliciting material to Client (the beneficial owner), solicited voting instructions from Client and not received instructions from Client by the date specified in the proxy statement.
   7. TERMINATION OF AGREEMENT. This Agreement may be terminated at any time upon five business days prior written notice by either party. Such termination shall not, however, affect the liabilities or obligations of the parties under this Agreement arising from transactions initiated prior to such termination, including the provisions regarding arbitration which shall survive any termination of this Agreement. Termination of this Agreement by Client must be accompanied by a redemption order for all Portfolio shares held in the account.
   PSI shall have the right to terminate this Agreement, and redeem all Portfolio shares, if the value of the Portfolio shares held in an account falls below $10,000 by reason other than fluctuations in the net asset values of the Portfolio shares or redemption of Portfolio shares to pay Program fees, if Client does not restore the share value to in excess of $10,000 within thirty days after written notice by the Trust.
   PSI may terminate the Target Program by giving thirty days' written notice to all Clients. In the event of the termination of the Target Program, this Agreement shall terminate as of the day the Program terminates but the Portfolio shares will not be automatically redeemed.
   This Agreement shall terminate automatically within six months after all Portfolio shares are redeemed for any reason and there is no remaining balance in the Client's Target Program account.
   Upon the termination of this Agreement, PSI shall be under no obligation whatsoever to recommend any action with regard to the shares of the Trust. PSI retains the right, however, to complete any transactions open as of the termination date and to retain amounts in the account sufficient to effect such completion. Upon termination, it shall be Client's exclusive responsibility to issue instructions in writing regarding any shares of the Trust.
   8. BONDING. Client agrees to obtain and maintain for the period of this Agreement any Bond required pursuant to the provisions of ERISA or other applicable law and to include within the coverage of such bond PSI and any of its officers, directors, employees and agents, whose inclusion is required by law. Client agrees to promptly provide PSI with appropriate documentation evidencing such coverage upon request.
   9. ASSIGNMENT. This Agreement shall not be assigned by PSI without the prior consent of Client.
  10. GOVERNING LAW. This Agreement including the arbitration provision contained herein shall be governed by the laws of the State of New York without giving effect to the choice of law or conflict of laws provision thereof, provided that nothing herein shall be construed in any manner inconsistent with the Investment Advisers Act of 1940, as amended, or any rule, regulation or order of the Securities and Exchange Commission promulgated thereunder. All transactions for the account shall be subject to the regulations of all applicable federal, state and self-regulatory agencies including but not limited to the Securities and Exchange Commission, the NASD and the Board of Governors of the Federal Reserve System and the constitution, rules and customs of the exchange or market (and clearing house, if any) where executed.
  11. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a statute, rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.
  12. MISCELLANEOUS. PSI represents that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.
   PSI reserves the right to refuse to accept or renew this Agreement in its sole discretion and for any reason.
   Client acknowledges that PSI may withhold any tax to the extent required by law and may remit such taxes to the appropriate governmental authority.
   This Agreement shall not be effective until accepted by PSI, which acceptance will be evidenced by the opening of a Target Program account.
   As used herein reference to persons in the masculine gender shall include persons of the feminine gender. References in the singular shall, as and if appropriate, include the plural. All paragraph headings in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.
   All written communication to PSI or the Target Program pursuant to this Agreement shall be sent to the Prudential Securities Target Program at One Seaport Plaza, New York, New York 10292, unless PSI designates otherwise in writing. All written communications to Client shall be sent to the address of Client specified below, unless Client designates otherwise in writing.
   All information, recommendations and advice furnished to Client pursuant to the Target Program shall be treated as confidential by Client.
   PSI will provide to Client PSI's Target Program brochure or Part II of Form ADV as required by Rule 204-3 under the Investment Advisers Act of 1940. Notwithstanding anything to the contrary herein, Client shall have the right to terminate this Agreement without penalty within five business days after receipt of such brochure. Any such termination of this Agreement must be accompanied by a redemption of all Portfolio shares (see paragraph 7 above).
  13. ACKNOWLEDGMENTS. In my capacity as an individual establishing an individual retirement account ("IRA"), self-employed Keogh Plan participant, fiduciary to a Qualified Employee Benefit Plan or participant in a self-directed Qualified Employee Benefit Plan (each individually referred to as a "Plan"), I hereby represent and warrant to PSI, in connection with the participation of the Plan in the Target Program and in anticipation of the purchase of shares by the Plan in the portfolios of the Trust, that:


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                                                    Branch  Account Number  FA


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

   1(a) FOR IRA AND KEOGH PLANS AND FOR SELF-DIRECTED PLAN PARTICIPANTS WHO MAINTAIN DISCLOSED ACCOUNTS AT PSI: I am an individual establishing an individual retirement account, a self employed Keogh Plan participant or the participant of a self-directed Qualified Employee Benefit Plan;
    (b) FOR FIDUCIARIES OF SELF-DIRECTED PLAN PARTICIPANTS WHO MAINTAIN NONDISCLOSED ACCOUNTS AT PSI: I am the plan administrator, trustee or named fiduciary for the Plan for purposes of ERISA. The Plan is a Qualified Employee Benefit Plan within the meaning of ERISA and the Internal Revenue Code. I have considered, in a prudent manner, the relationship of the fees to be paid by the Plan along with the level of services provided by PSI and will make the Prospectus of the Trust available to all Plan participants;
    (c) FOR ALL OTHER QUALIFIED PLANS: I am the Trustee, administrator, or named fiduciary for the Plan for purposes of ERISA, I am responsible for all investment decisions relating to the Plan and I am capable of making an independent decision regarding the investment of the assets of the Plan and will make the Prospectus of the Trust available to all Plan participants. The Plan is a Qualified Employee Benefit Plan within the meaning of ERISA and the Internal Revenue Code;
   2.  I am independent of PSI and its affiliates;
   3. FOR ALL PLANS EXCEPT IRAs AND SELF-DIRECTED PLANS WHICH MAINTAIN DISCLOSED ACCOUNTS AT PSI: I am knowledgeable with respect to the Plan in Administrative matters and funding matters related thereto;
   4. I am able to make an informed decision concerning the participation by the Plan in The Target Program and the purchase of shares of the Trust by the Plan; and
   5. I have received, prior to the purchase of any shares in the Trust by the Plan, and have reviewed and am familiar with (a) the Prospectus and any Supplements to the Prospectus, (b) if I have so requested, the Statement of Additional Information for the Trust, (c) this Agreement, (d) a copy of the Notice of Proposed Exemption relating to the Target Program issued by the Department of Labor and a copy of the order granting such exemption, and (e) if I have so requested in writing, a copy of the subadvisory agreement between Prudential Mutual Fund Management Co. and the sub-advisers for the Trust.
  14.  ARBITRATION AGREEMENT.
       - Arbitration is final and binding on the parties.
       - The parties are waiving their right to seek remedies in court, including the right to jury trial.
       - Pre-arbitration discovery is generally more limited than and different from court proceedings.
       - The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited
       - The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.
   Any controversy arising out of or relating to Client's account, the Target Program, the Trust or the Portfolios, or with respect to transactions of any kind executed by, through or with PSI, its officers, directors, agents and/or employees, or with respect to this Agreement or any other agreements entered into with PSI relating to Client's accounts with PSI, whether entered into prior, on or subsequent to the date below or the breach thereof, shall be settled by arbitration. The arbitration may be before either the National Association of Securities Dealers, Inc. (NASD) or the New York Stock Exchange, Inc., as Client may elect and shall be governed by the laws of the State of New York. If Client does not make the above election by registered mail addressed to PSI at its main office within 5 business days after demand by PSI that Client make such election, then PSI shall have the right to elect the arbitration tribunal of its choice. Notice preliminary to, in conjunction with or incident to arbitration, may be sent to Client by mail and personal service is hereby waived. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof, without notice to Client.
   No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the customer is excluded from the case by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.

NOTE: Client has selected the following Advisory Fee Payment Option (Please check one)

   /X/ Send me a bill to pay by check    / / Charge my account automatically.

Agreed to this 30th day of August 1994.

NOTE: This Agreement contains a pre-dispute arbitration clause which appears in paragraph 14.

MYLEX CORPORATION
--------------------------------------------------------------------------------
Account Name (Please Print)

COLLEEN MEYERS -- Chief Financial Officer -- Mylex Corporation
--------------------------------------------------------------------------------
Signature of Client (If not signing as an individual or if signing as a fiduciary, please indicate.)

--------------------------------------------------------------------------------
Address

PRUDENTIAL SECURITIES INCORPORATED

   If Client is a participant in a Qualified Employee Benefit Plan, then the "named fiduciary" to the Plan must make the representations contained in paragraph ?? and sign below:

--------------------------------------------------------------------------------
Plan Fiduciary

--------------------------------------------------------------------------------
Address


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